SCHEDULE 14C
                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

        Information Statement Pursuant to Section 14(c) of the Securities
                              Exchange Act of 1934

Check the appropriate box:

         [ X ]    Preliminary Information Statement
         [   ]    Confidential, for Use of the Commission Only (as permitted by
                  Rule 14c-5(d)(2))
         [   ]    Definitive Information Statement


                         COMMUNITRONICS OF AMERICA, INC.
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (check the appropriate box):

         [X] No Fee Required.

         [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11. 1) Title of each class of securities to which transaction applies: 2) Aggregate number of securities to which transaction applies:
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which filing fee is calculated and state how it was determined):
                  4) Proposed maximum aggregate value of transaction: 5) Total fee paid:

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.
                  1) Amount previously paid:
                  2) Form, Schedule or Registration Statement No.: 3) Filing
                  Party: 4) Date Filed:

                         COMMUNITRONICS OF AMERICA, INC.
                           27955 Highway 98, Suite WW
                              Daphne, Alabama 36526

                          WRITTEN CONSENTS RELATING TO
                                    MERGER OF
                         COMMUNITRONICS OF AMERICA, INC.
                              (a Utah corporation)
                                      into
                         COMMUNITRONICS OF AMERICA, INC.
                             (a Nevada corporation)

         NOTICE IS HEREBY GIVEN that we have received written consents in lieu of a meeting from stockholders representing a majority of our outstanding voting interests approving the reincorporation of Communitronics of America, Inc. ("Communitronics Utah") in Nevada by merger with and into our wholly owned Nevada subsidiary, Communitronics of America, Inc. ("Communitronics Nevada").


                            We are not asking you for a Proxy and you are
requested not to send us a Proxy.


         Our board of directors approved and adopted a Plan and Agreement of Merger (the "Merger Plan") on January 4, 2006. Under the Merger Plan, Communitronics Utah approved the merger of Communitronics Utah with and into Communitronics Nevada and the exchange of each share of Communitronics Utah for one (1) share of Communitronics Nevada.

         As of the close of business on December 31, 2005, the record date for shares entitled to notice of and to sign written consents in connection with the reincorporation, there were 7,705,296 shares of our common stock outstanding and 10,000,000 shares of our preferred stock outstanding. Each share of our common stock is entitled to one vote and each share of our preferred stock is entitled to 100 votes in connection with the reincorporation. Prior to the mailing of this Information Statement, Mr. Pressler, who owns all of the preferred stock outstanding, signed written consent approving the reincorporation. As a result, the Merger Plan has been approved and neither a meeting of our stockholders nor additional written consents are necessary. This Information Statement will be mailed or provided to the stockholders of Communitronics Utah on January ___, 2006.

                                    By Order of the Board of Directors,


                                    David R. Pressler
                                    Secretary
Daphne, Alabama
January ___, 2006

                                     SUMMARY


------------------------------ ------------------------------------------------

    Transaction:                   Reincorporation in Nevada by merger with and
                                   into our wholly owned subsidiary
                                   Communitronics Nevada

    Purpose: To adopt the benefits of Nevada corporate law and provide for additional authorized capital. See "Reincorporation in Nevada - Principal Reasons for
                                   Reincorporation."

    Record Date:                   December 31, 2005

    Method: Merger of Communitronics Utah with and into our wholly owned Nevada subsidiary, Communitronics Nevada. See "Reincorporation in Nevada - Principal Features of the Reincorporation."

    Exchange Ratios:               One share of Communitronics Nevada common
                                   stock will be issued for each share
                                   of Communitronics Utah common stock as of Effective Date. One share of
                                   Communitronics Nevada preferred stock will be issued for each ten (10) shares of Communitronics Utah preferred stock.
                                   See "Reincorporation in Nevada -
                                   Principal Features of the Reincorporation."
                                   See "Reincorporation in Nevada -
                                   Principal Features of the Reincorporation."

    Effective Date:                January ___, 2006

------------------------------ ------------------------------------------------

                           Frequently Asked Questions
                                    Regarding
                     Reincorporation in the State of Nevada

         The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of Communitronics Utah in Nevada. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q:       Why is Communitronics Utah reincorporating in Nevada?

A: Nevada corporate law is better developed and more widely respected than the corporate laws of the State of Utah and we believe that becoming a Nevada corporation will provide us with greater credibility and greater access to capital markets that we have received as a Utah corporation. In addition, the reincorporation will increase the number of shares of common stock that may be issued to raise capital or for compensation. See "Reincorporation in Nevada - Principal Reasons for Reincorporation."

Q:       Why isn't Communitronics Utah soliciting proxies relating to the
Special Meeting?

A: We have received written consents from the holders of a majority of the capital stock authorized to vote on the reincorporation. Under Utah Revised Business Corporation Act ("Utah law") and our Articles of Incorporation this transaction may be approved by the written consent of a majority of the voting interests entitled to vote on it at a meeting called for that purpose. Since we have received the written consent of the necessary number of votes to approve the reincorporation, conducting a meeting of the stockholders is not necessary and represents a substantial and avoidable expense.

Q:       What are the principal features of the reincorporation?

A: The reincorporation will be accomplished by a merger of Communitronics Utah with and into our wholly owned subsidiary, Communitronics Nevada, created specifically for the reincorporation. One new share of Communitronics Nevada common stock will be issued for each share of our common stock outstanding as of January ___, 2006, the Effective Date of the reincorporation and one share of Communitronics Nevada preferred stock will be issued for each ten (10) shares of Communitronics Utah preferred stock outstanding as of January ___, 2006, the Effective Date of the reincorporation. The sales of shares of Communitronics Utah will cease to be reported on the Pink Sheets, LLC and the sales of shares of Communitronics Nevada common stock will begin being reported in their place beginning on January ___, 2006, under a new CUSIP number and new trading symbol that have not yet been assigned. Other securities of Communitronics Utah, such as options, warrants, other rights to purchase common stock, and securities exchangeable for or convertible into our common stock will be exercisable or exchangeable for securities issued by Communitronics Nevada. See "Reincorporation in Nevada - Principal Features of the Reincorporation."

Q:       How will the reincorporation affect the owners of Communitronics Utah?

A: After the reincorporation, the rights of the stockholders of Communitronics Nevada will be determined by Nevada law instead of Utah law. Immediately prior to the reincorporation, there were 7,705,296 shares of common stock outstanding and 10,000,000 shares of preferred stock outstanding. After the Effective Date and the exchange of your stock, certificates there will continue to be 7,705,296 shares of common stock outstanding and 1,000,000 shares of preferred stock outstanding. See "Reincorporation in Nevada - Significant Differences Between Communitronics Utah and Communitronics Nevada" and "Interests of Management, Certain Stockholders in the Reincorporation."

Q:       What steps have been taken by the Board of Directors to insure that the reincorporation is fair to the current holders of common stock?

A: The board of directors considered various transactions to generate stockholder value, including restructuring Communitronics Utah to permit continued operation and growth. Communitronics Utah is presently unable to raise capital to undertake operations and does not have adequate assets to actively execute its business plan. The board of directors determined that the best opportunity to generate value for the stockholders over the long term was the adoption of a Merger Plan that provides for reincorporation of Communitronics Utah in a jurisdiction that provides greater operational flexibility for Communitronics Utah. The Merger Plan was adopted by the board of directors on January 4, 2006. See "Reincorporation in Nevada - Exchange Ration of Communitronics Utah Common Stock for Communitronics Nevada Common Stock."

Q:       How will the reincorporation affect the officers and directors of
Communitronics Utah?

A:       Our officers and directors hold the same positions with Communitronics
Nevada. Communitronics Utah will cease to exist and Communitronics Nevada will undertake all of the operations, assets and liabilities as of the Effective Date.

Q:       How do I exchange certificates of Communitronics Utah for certificates of Communitronics Nevada?

A: Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing shares of Communitronics Utah. If you are a record stockholder, you should complete the letter of transmittal and send it with certificates representing your shares of Communitronics Utah to the address set forth in the letter. Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, Communitronics Nevada will issue new certificates representing the number of whole shares of Communitronics Nevada common stock as soon as practical after the Effective Date. IF YOU ARE NOT THE RECORD OWNER OF YOUR COMMUNITRONICS UTAH SHARES BECAUSE THEY ARE HELD BY A BROKERAGE OR INVESTMENT BANKER, WE RECOMMEND THAT YOU IMMEDIATELY REQUEST THE ISSUANCE TO YOU IN YOUR NAME OF A CERTIFICATE REPRESENTING YOUR SHARES OF COMMUNITRONICS NEVADA TO MAKE SURE THAT THE CERTIFICATES OF COMMUNITRONICS UTAH HAVE BEEN EXCHANGED BY YOUR BROKER. See "Reincorporation in Nevada - How to Exchange Communitronics Utah Certificates for Communitronics Nevada Certificates."

Q:       What if I lost my Communitronics Utah certificates?

A: If you lost your Communitronics Utah certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent may be reached at:

                            Fidelity Transfer Company
                         1800 S. West Temple, Suite 301
                           Salt Lake City, Utah 84115
                               Tel: (801) 484-7222

Q:       Can I require Communitronics Utah to purchase my stock?

A: Yes. Under the Merger Plan, Communitronics Nevada has agreed to purchase all but not less than all of the outstanding shares of Communitronics Utah from any stockholder that notifies Communitronics Utah prior to the Effective Date that he or she dissents and tenders certificates representing shares of Communitronics Utah to Communitronics Nevada. The purchase price will be determined by the board of directors based on the fair market value of the shares immediately prior to the Effective Date. See "Dissenters' Rights" and the provisions of Utah law contained in Exhibit C attached to the Information Statement.

Q:       Who will pay the costs of reincorporation?

A: Communitronics Utah will pay all of the costs of reincorporation in Nevada, including distributing this Information Statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Q:       Will I have to pay taxes on the new certificates?

A:       We believe that the reincorporation is not a taxable event and that you will be entitled to the same aggregate basis in the shares of Communitronics Nevada that you had in our common stock. EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE REINCORPORATION. See "Tax Matters."

                         COMMUNITRONICS OF AMERICA, INC.
                           27955 Highway 98, Suite WW
                              Daphne, Alabama 36526


                INFORMATION STATEMENT FOR CONSENT OF STOCKHOLDERS
                                January ___, 2006


       Approximate Date Information Statement First Sent to Stockholders:
                                January ___, 2006

         This Information Statement relates to action taken by the Stockholders of Communitronics of America, Inc., a Utah corporation ("Communitronics Utah") by written consent dated as of January 4, 2006 (the "Consent"). The board of directors has prepared and distributed this Information Statement. We are not soliciting proxies or additional consents and request that you do not send proxies or consents to us for use in connection with the Consent. All expenses incurred in this Information Statement will be paid by Communitronics Utah.

                   OUTSTANDING SHARES AND VOTING INTERSTS AND
                  VOTE REQUIRED FOR ADOPTION OF CERTAIN MATTERS

         As of the close of business on December 31, 2005, the record date for shares entitled to notice of and to sign written consents in connection with the reincorporation, there were 7,705,296 shares of our common stock outstanding and 10,000,000 shares of our preferred stock outstanding. Each share of our common stock is entitled to one vote and each share of our preferred stock is entitled to 100 votes in connection with the reincorporation. Prior to the mailing of this Information Statement, Mr. Pressler, who owns all of the preferred stock outstanding, signed written consent approving the reincorporation. As a result, the Merger Plan has been approved and neither a meeting of our stockholders nor additional written consents are necessary.

                     VOTING SECURITIES AND OWNERSHIP THEREOF
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table lists the beneficial ownership of shares of Communitronics Utah's common stock and by (i) all persons and groups known by Communitronics Utah to own beneficially more than 5% of the outstanding shares of Communitronics Utah's common stock, (ii) each director, (iii) each person who held the office of Chief Executive Officer during the last fiscal year, (iv) the four highest compensated executive officers who were serving as executive officers on December 31, 2005 and received aggregate compensation during that year in excess of $100,000, and (v) all directors and officers as a group. None of the directors or officers of Communitronics Utah owned any equity security issued by Communitronics Utah's subsidiaries other than director's qualifying shares. Information with respect to officers, directors and their families is as of December 31, 2005 and is based on the books and records of Communitronics Utah and information obtained from each individual. Information with respect to other stockholders is based upon the Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission. Unless otherwise stated, the business address of each individual or group is the same as the address of Communitronics Utah's principal executive office.

                Name of                 Number and Class of Stock     Percent of    Percent of
          Individual or Group                    Owned(2)                Class        Voting
------------------------------------------------------------------------------------------------
David R. Pressler                              5,240,500 Common(3)        68%         0.53%
Chief Executive Officer                    10,000,000 Preferred(1)       100%         99.23%
Director

Cede & Co. Common Stock(4)                          997,724 Common       12.7%
P.O. Box 222
Bowling Green Station
New York, New York 10274

All Directors and Officers as a Group             5,240,500 Common        68%         0.53%
(1 Person)                                    10,000,000 Preferred       100%         99.23%

(1) Each share of preferred stock is entitled to 100 votes.


(2) Except as otherwise noted, it is believed by Communitronics Utah that all persons have full voting and investment power with respect to the shares indicated. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security which that person has the right to acquire within 60 days, such as options or warrants to purchase the common stock of Communitronics Utah.


(3) Includes 500,000 shares of common stock of Communitronics Utah held by his wife and his sons.


(4) Cede & Co. is a nominee holder of shares of common stock of Communitronics Utah as a depository for brokerage firms and others.

                            REINCORPORATION IN NEVADA

         The following discussion summarizes certain aspects of our reincorporation in Nevada. This summary does not include all of the provisions of the Merger Plan between Communitronics Utah and Communitronics Nevada, a copy of which is attached hereto as Exhibit A, or the Articles of Incorporation of Communitronics Nevada, a copy of which is attached hereto as Exhibit B. Copies of the bylaws of Communitronics Nevada are available for inspection at our principal office and we will send copies to stockholders upon request.

Principal Reasons for Reincorporation

         Communitronics Utah believes that the Reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions. Nevada has adopted a Revised Statute that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock.

         In addition, it is possible that a substantial number of our shares will be sold "short" without the delivery of certificates representing the shares sold. This is known as a "naked short" and, if it occurred, will result in significant downward pressure on the value of our common stock. Nevada law permits us to require the delivery of certificates representing our shares when there is a change in our capital structure and, thereby, reduce the number of "naked short" positions affecting the price of our common stock.

         We believe our reincorporation in Nevada will save expenses for taxes and fees when we reach profitable operation because Nevada imposes no corporate income taxes on corporations that are incorporated in Nevada.

Principal Features of the Reincorporation

         The reincorporation will be effected by the merger of Communitronics Utah with and into our wholly owned subsidiary, Communitronics Nevada. Communitronics Nevada will be the surviving entity.

         On the Effective Date, (i) each of our stockholders will be entitled to receive one fully paid and non-assessable share of Communitronics Nevada for each share of our common stock outstanding as of the Effective Date, (ii) each of our stockholders will be entitled to receive one fully paid and non-assessable share of Communitronics Nevada for ten (10) shares of our common stock outstanding as of the Effective Date, (iii) each share of Communitronics Nevada common stock and preferred stock owned by Communitronics Utah will be canceled and resume the status of authorized and unissued Communitronics Nevada common stock, and (iv) Communitronics Utah will cease its corporate existence in the State of Utah. We anticipate that the shares of Communitronics Utah will cease trading on the first trading date following the Effective Date and shares of Communitronics Nevada will begin trading in their place but under a new CUSIP number and symbol.

         The Articles of Incorporation and bylaws of Communitronics Nevada are significantly different from the Articles of Incorporation and bylaws of Communitronics Utah. Because of the differences between the Articles of Incorporation and bylaws of Communitronics Utah and the laws of the State of Utah, which govern Communitronics Utah, and the Articles of Incorporation and bylaws of Communitronics Nevada and the laws of the State of Nevada, which govern Communitronics Nevada, your rights as stockholders will be affected by the reincorporation. See the information under "Significant Differences between Communitronics Utah and Communitronics Nevada" for a summary of the differences between the Articles of Incorporation and bylaws of Communitronics Utah and the laws of the State of Utah and the Articles of Incorporation and bylaws of Communitronics Nevada and the laws of the State of Nevada.

         The board of directors and officers of Communitronics Nevada consists of the same persons that are currently our directors and officers. Our daily business operations will continue at the principal executive offices at 27955 Highway 98, Suite WW, Daphne, Alabama 36526.

Reservation of Rights

      Our Board of Directors reserves the right not to proceed, if, at any time prior to filing the Certificate of Merger with the Secretary of State of the State of Utah, our Board of Directors determines that the Reincorporation is no longer in our and our stockholders' best interests.

How to Exchange Communitronics Utah Certificates for Communitronics Nevada Certificates

         Enclosed are (i) a form letter of transmittal and (ii) instructions for surrender of your certificates representing our common stock in exchange for certificates representing shares of Communitronics Nevada common stock and preferred stock. Upon surrender of a certificate representing our common stock or preferred stock to Communitronics Nevada, together with a duly executed letter of transmittal, Communitronics Nevada will issue, as soon as practicable, a certificate representing the number of shares of Communitronics Nevada you are entitled to receive.

         If you own our shares through a nominee or in a brokerage account, you do not have a certificate to submit for exchange. Usually, your nominee or broker will submit certificates representing our shares for exchange on your behalf. We recommend that you contact your nominee or broker and request that a certificate be issued to you so that you may submit it for exchange with the enclosed letter of transmittal. This will ensure that there are actually shares of Communitronics Nevada in your name on the books and records of Communitronics Nevada.

         Because of the Reincorporation in Nevada, holders of our common stock and preferred stock are not required to exchange their certificates for Communitronics Nevada certificates. Dividends and other distributions declared after the Effective Date with respect to common stock or preferred stock of Communitronics Utah and payable to holders of record thereof after the Effective Date will be paid to the holder of any unsurrendered common stock or preferred stock certificate of Communitronics Utah, which by virtue of the Reincorporation are represented thereby and such holder will be entitled to exercise any right as a shareholder of Communitronics Nevada, until such holder has surrendered the certificate of Communitronics Utah.

Capitalization

         Our authorized capital consists of 50,000,000 shares of common stock, $.01 par value and 10,000,000 shares of preferred stock, $.01 par value. As of December 31, 2005, the record date for those stockholders entitled to notice of the reincorporation, there were 7,705,296 shares of our common stock outstanding and 10,000,000 shares of our preferred stock outstanding. The authorized capital of Communitronics Nevada consists of 500,000,000 shares of capital stock divided into 490,000,000 shares of common stock, $.001 par value per share, and 1,000,000 shares of preferred stock, $.001 par value per share. As a result of the reincorporation and mandatory exchange of the common stock and preferred stock, Communitronics Nevada will have outstanding 7,705,296 shares of common stock and 1,000,000 shares of preferred stock. The reincorporation will not affect our total stockholder equity or total capitalization.


                         SIGNIFICANT DIFFERENCES BETWEEN
                  COMMUNITRONICS UTAH AND COMMUNITRONICS NEVADA

         Communitronics Utah was incorporated under the laws of the State of Utah and Communitronics Nevada is incorporated under the laws of the State of Nevada. Those stockholders that tender their certificates representing the shares of our common stock and preferred stock for exchange will become stockholders of Communitronics Nevada. Their rights as stockholders will be governed by Title 7, Chapter 78 of the Nevada Revised Statutes ("Nevada law") and the Articles of Incorporation and bylaws of Communitronics Nevada rather than the Utah law and the Communitronics Utah Articles of Incorporation and bylaws.

Significant Changes In Communitronics Utah's Charter and By-laws To Be Implemented By the Reincorporation

         Corporate Name. The Reincorporation will not effect a change in Communitronics Utah's name.

         Limitation of Liability. The Nevada Articles of Incorporation contain a provision limiting or eliminating, with certain exceptions, the liability of directors to Communitronics Nevada and its shareholders for monetary damages for breach of their fiduciary duties. The Communitronics Utah Articles of Incorporation contains no similar provision. The Board of Directors believes that such provision will better enable Communitronics Nevada to attract and retain as directors responsible individuals with the experience and background required to direct Communitronics Nevada's business and affairs. It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically.

         At the same time directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

         The Nevada legislature considered such developments a threat to the quality and stability of the governance of Nevada corporations because of the unwillingness of directors, in many instances, to serve without the protection which insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision making by directors who do serve without the protection of traditional insurance coverage. In response, in 1987 the Nevada legislature adopted amendments to the Nevada law which permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the personal liability of Directors to a corporation and its shareholders for monetary damages for breach of their fiduciary duties and to purchase insurance to provide protection to Directors. Similar charter provisions limiting a director's liability are permitted under Utah Law, however, the Communitronics Articles contain no such provision.

         The Board of Directors believes that the limitation on directors' liability permitted under Nevada law will assist Communitronics Nevada in attracting and retaining qualified directors by limiting directors' exposure to liability. The Reincorporation proposal will implement this limitation on liability of the directors of Communitronics Nevada, inasmuch as Article IX of the Nevada Articles of Incorporation provides that to the fullest extent that the Nevada law now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to Communitronics Nevada or its stockholders for monetary damages for breach of fiduciary duty. Under such provision, Communitronics Nevada's directors will not be liable for monetary damages for acts or omissions occurring on or after the Effective Date of the Reincorporation, even if they should fail through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). Article IX would not limit or eliminate any liability of directors for acts or omissions occurring prior to the Effective Date. As provided under Nevada law, Article IX cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to Communitronics Nevada; acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the Nevada law, or transactions from which a director derived an improper personal benefit. Further, Article IX would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care. Article IX pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, Article IX would not affect a director's liability to third parties or under the federal securities laws.

         Article IX is worded to incorporate any future statutory revisions limiting directors' liability. It provides, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability.

         Communitronics Utah has not received notice of any lawsuit or other proceeding to which Article IX might apply. In addition, Article IX is not being included in the Nevada Articles of Incorporation in response to any director's resignation or any notice of an intention to resign. Accordingly, Communitronics Nevada is not aware of any existing circumstances to which Article IX might apply. The Board of Directors recognizes that Article IX may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter stockholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit Communitronics Nevada and its shareholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board of Directors believes that
Article IX is in the best interests of Communitronics Nevada and its stockholders, since it should enhance Communitronics Nevada's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board of Directors believes that Article IX may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

         Article IX may be viewed as limiting the rights of stockholders, and the broad scope of the indemnification provisions of Communitronics Nevada's could result in increased expense to Communitronics Nevada. Communitronics Nevada believes, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of Communitronics Nevada's governance. The Board of Directors has concluded that the benefit to stockholders of improved corporate governance outweighs any possible adverse effects on stockholders of reducing the exposure of directors to liability and broadening indemnification rights. Because Article IX deals with the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the Reincorporation.

         Indemnification. The Nevada law authorizes broad indemnification rights which corporations may provide to their directors, officers and other corporate agents. The Nevada Articles of Incorporation reflect the provisions of Nevada law, as amended, and, as discussed below, provide broad rights to indemnification.

         In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he may incur substantial expenses and attorneys' fees if he is called as a witness or otherwise becomes involved in the proceeding. Although Communitronics Utah's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he may become involved may exceed any benefit to him from serving as a director or officer of a public corporation. This is particularly true for directors who are not also officers of the corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem.

         The broad scope of indemnification now available under Nevada law will permit Communitronics Nevada to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance Communitronics Nevada's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of Communitronics Nevada with regard to the best interests of Communitronics Nevada and its stockholders.

         The Nevada Articles of Incorporation are quite different from the Communitronics Utah Articles of Incorporation and require indemnification of Communitronics Nevada's directors and officers to the fullest extent permitted under applicable law as from time to time in affect, with respect to expenses, liability or loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of Communitronics Nevada or is or was serving at the request of Communitronics Nevada as a director or officer of another corporation or of a partnership, joint venture; trust, employee benefit plan or other enterprise at the request of Communitronics Nevada. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding; consistent with applicable law from time to time in effect; provided, however, that if the Nevada law requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay Communitronics Nevada if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for lose, liability or expenses incurred in connection with proceedings brought against such persons otherwise than in the capacities in which they serve Communitronics Nevada. Under the Nevada law Communitronics Nevada may, although it has no present intention to do so, by action of the Board of Directors, provide the same indemnification to its employees, agents, attorneys and representatives as it provides to its directors and officers. The Nevada Articles of Incorporation provide that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise.

         The Nevada Articles of Incorporation specify that the right to indemnification is a contract right. The Nevada Articles of Incorporation also provides that a person seeking indemnification from Communitronics Nevada may bring suit against Communitronics Nevada to recover any and all amounts entitled to such person provided that such person has filed a written claim with Communitronics Nevada has failed to pay such claim within thirty days of receipt thereof. In addition, the Communitronics Nevada Articles of Incorporation authorize Communitronics Nevada to purchase and maintain indemnity insurance, if it so chooses to guard against future expense.

         The Nevada Articles of Incorporation provide for payment of all expenses incurred, including those incurred to defend against a threatened proceeding. Additionally, the Nevada Articles of Incorporation provides that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. The Nevada Articles of Incorporation also provide that to the extent any director or officer who is, by reason of such a position, a witness in any proceeding, he or she shall be indemnified for all reasonable expenses incurred in connection therewith.

         Under Utah law, as with Nevada law, rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Nevada law and the Nevada Articles of Incorporation, Communitronics Nevada will be permitted to indemnity its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a stockholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the Communitronics Utah Articles of Incorporation or expressly provided for under Nevada or Utah law.

         Insofar as the Nevada Articles of Incorporation provide indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

         The Board of Directors recognizes that Communitronics Nevada may in the future be obligated to incur substantial expense as a result of the indemnification rights conferred under the Nevada Articles of Incorporation, which are intended to be as broad as possible under applicable law. Because directors of Communitronics Nevada may personally benefit from the indemnification provisions of the Communitronics Nevada Articles of Incorporation, the members of the Board of Directors may be deemed to have a personal interest in the effectuation of the Reincorporation.

Significant Differences Between the Corporation Laws of Nevada and Utah

         Communitronics Utah is incorporated under the laws of the State of Utah and Communitronics Nevada is incorporated under the laws of the State of Nevada. On consummation of the Reincorporation, the stockholders of Communitronics Utah, whose rights currently are governed by Utah law and the Communitronics Utah Articles of Incorporation and the Communitronics Utah Bylaws, which were created pursuant to Utah law, will become stockholders of a Nevada company, Communitronics Nevada, and their rights as stockholders will then be governed by Nevada law and the Nevada Articles of Incorporation and the Nevada Bylaws which were created under Nevada law.

         Although the corporate statutes of Utah and Nevada are similar, certain differences exist. The most significant differences, in the judgment of the management of Communitronics Utah, are summarized below. This summary is not intended to be complete, and stockholders should refer to the Nevada law of the State of Nevada and the Utah law to understand how these laws apply to Communitronics Utah and Communitronics Nevada.

         Classified Board of Directors. Both Utah and Nevada law permit corporations to classify their board of directors so that less than all of the directors are elected each year to overlapping terms. Neither Communitronics Utah nor Communitronics Nevada have classified boards.

         Removal of Directors. Under Utah law, members of a classified board of directors may only be removed for cause. Removal requires the vote of a majority of the outstanding shares entitled to vote for the election of directors. Nevada law provides that any or all directors may be removed by the vote of two-thirds of the voting interests entitled to vote for the election of directors. Nevada does not distinguish between removal of directors with and without cause. The reincorporation may make it more difficult for the stockholders of Communitronics Nevada to remove a member of the board of directors because it increases the number of shares that must be voted for removal.

         Special Meetings of Stockholders. Utah law permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the Articles of Incorporation or bylaws to call a special stockholder meeting. Nevada law does not address the manner in which special meetings of stockholders may be called but permits corporations to determine the manner in which meetings are called in their bylaws. The Articles of Incorporation and bylaws of Communitronics Utah and the Articles of Incorporation and bylaws of Communitronics Nevada each provide that special meetings of the stockholders may be called only by the board of directors or a committee of the board of directors that is delegated the power to call special meetings by the board of directors. There will be no change to this provision as a result of the reincorporation.

         Special Meetings Pursuant to Petition of Stockholders. Utah law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Utah if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of thirty (30) days after the date designated for the annual meeting or if there is no such date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for the stockholders of Communitronics Nevada to require that an annual meeting be held without the consent of the board of directors.

         Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors. Both Utah and Nevada law permit cumulative voting if provided for in the certificate or articles of incorporation and pursuant to specified procedures. Neither the Articles of Incorporation of Communitronics Utah nor the Articles of Incorporation of Communitronics Nevada provide for cumulative voting. The reincorporation does not change the fact that the stockholders do not have the right to cumulate their votes.

         Vacancies. Under Utah law, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred. Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. The bylaws of both Communitronics Utah and Communitronics Nevada address the election of persons to fill vacancies on the board of directors in the same manner.

         Indemnification of Officers and Directors and Advancement of Expenses. Utah and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Utah and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Utah law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Utah corporation has the discretion to decide whether or not to advance expenses, unless its Articles of Incorporation or bylaws provides for mandatory advancement. Nevada law differs in two respects: First, Nevada law applies to advance of expenses incurred by both officers and directors. Second, under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. There will be a significant difference in stockholders' rights with respect to this issue because the bylaws of Communitronics Utah do not provide for the mandatory advancement of expenses of directors and officers and the Articles of Communitronics Nevada do so provide.

         Limitation on Personal Liability of Directors. Nevada law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Articles of Incorporation of Communitronics Nevada exclude director liability to the maximum extent allowed by Nevada law. Nevada law permits, and Communitronics Nevada has adopted, a broader exclusion of liability of both officers and directors to the corporation and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud or a knowing violation of law or payments of dividends or distributions in excess of the amount allowed. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

         Dividends. Utah law is substantially the same as Nevada law with respect to when dividends may be paid or redemption of its shares. Under the Utah law, unless further restricted in the Articles of Incorporation, a corporation may pay dividends redeem or repurchase its shares only if, after giving it effect: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) the corporation's total assets would be less than the sum of its total liabilities plus. Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. The reincorporation does not significantly change the ability of Communitronics Nevada to pay dividends or other distributions that would be payable under Utah law.

         Restrictions on Business Combinations. Both Utah and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Utah law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. Utah law defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

         Nevada law regulates business combinations more stringently. First, an "interested stockholder" is defined as a beneficial owner (directly or indirectly) of ten percent (10%) or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors. Finally, after the three-year period, combinations with "interested stockholders" remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements. A Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

         Communitronics Nevada has opted out of the applicable statutes, therefore, the more stringent requirements of Nevada law do not apply to mergers and combinations after the Effective Date of the reincorporation.

         Amendment to Articles of Incorporation or Bylaws. Both Utah and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate or articles of incorporation. Both Utah and Nevada law also provide that in addition to the vote of the stockholders, the vote of a majority of the outstanding shares of a class may be required to amend the Articles of Incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. Both Utah and Nevada law permit the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the Articles of Incorporation, respectively.

         Actions by Written Consent of Stockholders. Both Utah and Nevada law provide that, unless the articles or Articles of Incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote consents to the action in writing. Utah law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

         Stockholder Vote for Mergers and Other Corporation Reorganizations. Both jurisdictions require authorization by an absolute majority of the outstanding voting rights, as well as approval by the board of directors, of the terms of a merger or a sale of substantially all of the assets of the corporation. Neither Utah nor Nevada law require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its Articles of Incorporation) if: (a) the merger agreement does not amend the existing Articles of Incorporation of the surviving corporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

                       DEFENSES AGAINST HOSTILE TAKEOVERS

         The following discussion summarizes the reasons for, and the operation and effects of, certain provisions in the Communitronics Nevada Articles of Incorporation which management has identified as potentially having an anti-takeover effect. It is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the Communitronics Nevada Articles of Incorporation. Similar provisions are not contained in the Communitronics Utah Articles of Incorporation of Incorporation. The reincorporation provides significant anti-takeover provisions.

         The anti-takeover provisions of the Communitronics Nevada Articles of Incorporation are designed to minimize the possibility of a sudden acquisition of control of Communitronics Nevada which has not been negotiated with and approved by the Communitronics Nevada board of directors. These provisions may tend to make it more difficult to remove the incumbent members of the board of directors. The provisions would not prohibit an acquisition of control of Communitronics Nevada or a tender offer for all of its capital stock. However, to the extent these provisions successfully discourage the acquisition of control of Communitronics Nevada or tender offers for all or part of its capital stock without approval of the board of directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

         Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the outstanding capital stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the board of directors, whether or not stockholders deem such transactions to be in their best interests.

Authorized Shares of Capital Stock.

         The Communitronics Nevada Articles of Incorporation authorizes the issuance of up to 10,000,000 shares of serial preferred stock, without any action on the part of the stockholders. Shares of Communitronics Nevada's serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of common stock (the Articles of Incorporation authorizes the issuance of up 490,000,000 shares of common stock), could represent additional capital stock required to be purchased by an acquiror. If the board of directors of Communitronics Nevada determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

Stockholder Meetings.

         Nevada law provides that the annual stockholder meeting may be called by a corporation's board of directors or by such person or persons as may be authorized by a corporation's articles of incorporation or bylaws. The Communitronics Nevada Articles of Incorporation provides that annual stockholder meetings may be called only by the Communitronics Nevada board of directors or a duly designated committee of the board. Although Communitronics Nevada believes that this provision will discourage stockholder attempts to disrupt the business of Communitronics Nevada between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of Communitronics Nevada

Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors.

         Nevada law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be set by or in the manner described in the corporation's articles of incorporation or bylaws. Communitronics Nevada's Articles of Incorporation provides that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15, as shall be provided from time to time in accordance with the bylaws. The power to determine the number of directors within these numerical limitations is vested in the board of directors and requires the concurrence of at least two-thirds of the entire board of directors. The effect of such provisions may be to prevent a person or entity from quickly acquiring control of Communitronics Nevada through an increase in the number of the directors and election of nominees to fill the newly created vacancies.

Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings.

         Communitronics Nevada's Articles of Incorporation provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting. This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management's nominees or proposals, even if the stockholders believe such nominees or proposals are in their interests. These provisions may tend to discourage persons from bringing up matters disclosed in the proxy materials furnished to the stockholders and could inhibit the ability of stockholders to bring up new business in response to recent developments.

                               DISSENTERS' RIGHTS

         The following description of the dissenters' rights is qualified in its entirety by reference to Utah Code Annotated ss.16-10a-1320, et seq., a copy of which is set forth as Exhibit C to this Information Statement.

         Stockholders of Communitronics Utah on December 31, 2005, who dissent from the merger of Communitronics Utah into Communitronics Nevada by written notice prior to the Effective Date of the merger, are entitled to receive the fair market value of their shares immediately prior to the merger. A stockholder may not exercise his or her right to dissent or require Communitronics Utah to purchase less than all of the shares as to which he or she has the right to vote.

         Any stockholder intending to exercise his or her right to dissent must provide Communitronics Utah with written notice. The written notice must state that the stockholder intends to dissent, the name and address of the stockholder, the number and classes of shares as to which the stockholder dissents, and that the stockholder demands payment of the fair market value of the shares if the merger is approved. The written notice of dissent and certificates representing shares of the common stock of Communitronics Utah as to which payment is required must be delivered to Communitronics Utah at the following address before the Effective Date of the merger:

                         Communitronics of America, Inc.
                             Attn: David R. Pressler
                           27955 Highway 98, Suite WW,
                              Daphne, Alabama 36526

         A form of written demand is attached as Exhibit D.

         Within 10 days after the Effective Date of the merger Communitronics Utah will provide each dissenting stockholder with payment of the estimated fair value of the tendered stock of Communitronics Utah together with a copy of the latest available interim financial statements. If the stockholder believes the amount paid by Resource Protection - Nevada is less than the fair value of the Communitronics Utah stock may notify Resource Protection - Nevada of his own estimate of the fair value and demand payment of the additional estimated amount plus interest. If the demand remains unresolved for 60 days, Resource Protection
- Nevada may file a petition in the courts of Utah to determine the fair value of the shares and the amount of interest.

         Upon the Effective Date, all rights of a dissenting stockholder, except the right to receive payment of the fair value as set forth above, shall cease. A notice of dissent may be withdrawn within at any time prior to the Effective Date but may not be withdrawn after acceptance of payment of the fair market value of the shares.

                              FINANCIAL INFORMATION

         The most recent financial statements and notes thereto are contained in the Annual Report on Form 10-KSB and Quarterly Report on Form 10-QSB filed with the Securities and Exchange Commission. Communitronics Utah will provide to any stockholder a copy of the Annual Report on Form 10-KSB, as amended, upon written request to the Corporate Secretary at Communitronics Utah's principal executive offices set forth above.

                                   TAX MATTERS

         We have not sought or received an opinion from any person regarding the effect of the reincorporation on Communitronics Utah, Communitronics Nevada or our stockholders under federal income tax laws.

         We believe that for federal income tax purposes no gain or loss will be recognized by Communitronics Nevada, Communitronics Utah or the stockholders of Communitronics Utah who receive Communitronics Nevada common stock for their Communitronics Utah common stock in connection with the reincorporation. The adjusted tax basis of each whole share of Communitronics Nevada common stock received by a stockholder of Communitronics Utah as a result of the reincorporation will be the same as the stockholder's aggregate adjusted tax basis in the shares of Communitronics Utah common stock that he receives as a result of the reincorporation and his holding period for the Communitronics Utah common stock will be the same as the stockholder's holding period for the shares of Communitronics Utah common stock that he receives as a result of the reincorporation.

         The foregoing does not address the effect of the Internal Revenue Code on any person that is a bank, real estate trust, broker, dealer, investment company or otherwise subject to special tax treatment; is a foreign person; holds our common stock as part of a "straddle," "synthetic security," or other security hedge position; or whose functional currency is not the United States Dollar. Because of the complexity of the capital gains and loss provisions of the Internal Revenue Code of 1986 and because of the uniqueness of each individual's capital gain or loss situation, stockholders contemplating exercising statutory dissenters' rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

                                    By Order of the Board of Directors,


                                    David R. Pressler
                                    Secretary

Dated:   January ___, 2006
         Daphne, Alabama

                                    EXHIBIT A

                          PLAN AND AGREEMENT OF MERGER

                                       OF

                         COMMUNITRONICS OF AMERICA, INC.
                              (a Utah corporation)

                                       AND

                         COMMUNITRONICS OF AMERICA, INC.
                             (a Nevada corporation)

         PLAN AND AGREEMENT OF MERGER entered into on January 4, 2006 by Communitronics of America, Inc., a Utah corporation ("Communitronics Utah"), and approved by resolution adopted by its Board of Directors on said date, and entered into on January 4, 2006, by Communitronics of America, Inc., a Nevada corporation ("Communitronics Nevada"), and approved by resolution adopted by its Board of Directors on said date.

         WHEREAS, Communitronics Utah is a business corporation of the State of Utah;

         WHEREAS, Communitronics Nevada is a business corporation of the State of Nevada;

         WHEREAS, the Utah Revised Business Corporation Act permits a merger of a business corporation of the State of Utah with and into a business corporation of another jurisdiction;

         WHEREAS, Communitronics Utah does not intend to carry on any business except the business necessary to wind up and liquidate its business and affairs by means of a merger with and into a business corporation of the State of Nevada; and

         WHEREAS, Communitronics Utah and Communitronics Nevada and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Communitronics Utah with and into Communitronics Nevada pursuant to the provisions of the Utah Revised Business Corporation Act and pursuant to the provisions of the Nevada Revised Statutes upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Communitronics Utah and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Communitronics Nevada and approved by a resolution adopted by its Board of Directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter in this Plan and Agreement of Merger set forth.


1. Communitronics Utah shall, pursuant to the provisions of the Utah Revised Business Corporation Act and to the provisions of the Nevada Revised Statutes, be merged with and into Communitronics Nevada, which shall be the surviving corporation from and after the effective time of the merger and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Nevada Revised Statutes. The separate existence of Communitronics Utah, which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the Utah Revised Business Corporation Act.

2. The present Articles of Incorporation of the surviving corporation will be the Articles of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

3. The present bylaws of the surviving corporation will be the bylaws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

4. The directors and officers in office of the surviving corporation at the effective time of the merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5. Each issued share of the common stock of the terminating corporation shall, from and after the effective time of the merger, be converted into one (1) share of the common stock of the surviving corporation. Each issued share of the preferred stock of the terminating corporation shall, from and after the effective time of the merger, be converted into one-tenth (1/10) share of the preferred stock of the surviving corporation. Each outstanding warrant or option to purchase shares of the common stock or preferred stock of the terminating corporation shall, from and after the effective time of the merger, be converted into warrants or options to purchase the same number of shares of common stock or preferred stock of the surviving corporation for the same price and upon the same terms as the option or warrant of the terminating corporation. The surviving corporation shall not issue any certificate or script representing a fractional share of common stock but shall instead issue on full share for any fractional interest arising from the Merger. Pursuant to the laws of the State of Nevada, each share of the terminating corporation shall be tendered to the surviving corporation for exchange into shares of the surviving corporation within 60 days after the effective time of the merger. Upon receipt of such shares of the terminating corporation, the surviving corporation shall issue a certificate for the whole shares of the surviving corporation that are issuable in exchange for the shares of the terminating corporation. The shares of the surviving corporation that are outstanding immediately prior to the effect time of the merger shall be cancelled and deemed not outstanding as of the effective time of the merger.

6. The surviving corporation may sue in any court with jurisdiction to cause any stockholder of the terminating corporation to tender certificates representing shares owned by such stockholder to be tendered to the surviving corporation for exchange. Stockholders of the terminating corporation shall have no rights to notices, distributions or voting with respect to the surviving corporation unless the certificates representing shares of the terminating corporation are tendered to the surviving corporation for exchange.

7. Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the terminating corporation (other than shares of the preferred stock of the terminating corporation), each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for common stock shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation on the basis of one (1) share of the common stock of the surviving corporation for each share of common stock of the terminating corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation shall be ratably adjusted so that the total exercise or conversion price shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for common stock of the terminating corporation.

8. In the event that this Plan and Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Utah Revised Business Corporation Act and upon behalf of the surviving corporation in accordance with the provisions of the Nevada Revised Statutes, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Utah and by the laws of the State of Nevada, and that they will cause to be performed all necessary acts within the State of Utah and the State of Nevada and elsewhere to effectuate the merger herein provided for.

9. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan and Agreement of Merger or of the merger herein provided for.

10. The effective time of this Plan and Agreement of Merger, and the time at which the merger herein agreed shall become effective in the State of Utah and the State of Nevada, shall be on the last to occur of:

(a) the approval of this Plan and Agreement of Merger by the stockholders of the terminating corporation in accordance with the Utah Revised Business Corporation Act; or

(b) the date this Plan and Agreement of Merger, or a certificate of merger meeting the requirements of the Nevada Revised Statutes, is filed with the Secretary of State of the State of Nevada; or

(c) the date this Plan and Agreement of Merger, or a certificate of merger meeting the requirements of the Utah Revised Statutes, is filed with the Secretary of State of the State of Utah.

11. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

12. Notwithstanding the full approval and adoption of this Plan and Agreement of Merger, the said Plan and Agreement of Merger may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Utah and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Nevada except that, without the approval of the stockholders of Communitronics Utah and the stockholders of Communitronics Nevada, no such amendment may (a) change the rate of exchange for any shares of Communitronics Utah or the types or amounts of consideration that will be distributed to the holders of the shares of stock of Communitronics Utah; (b) change any term of the Articles of Incorporation of the surviving corporation; or (c) adversely affect any of the rights of the stockholders of Communitronics Utah or Communitronics Nevada.

         IN WITNESS WHEREOF, this Plan and Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated:   January 4, 2006                         COMMUNITRONICS OF AMERICA, INC.
                                                  a Utah corporation



                                                  By:______________________
                                                     David R. Pressler,
                                          President and Chief Executive Officer

                                                COMMUNITRONICS OF AMERICA, INC.
                                                a Nevada corporation



                                                By:____________________________
                                                   David R. Pressler, President
                                                   and Chief Executive Officer

                                    EXHIBIT B

                            ARTICLES OF INCORPORATION
                                       OF
                         COMMUNITRONICS OF AMERICA, INC.
                             (A NEVADA CORPORATION)


                                    ARTICLE I
                                      Name

         The name of the Corporation is Communitronics of America, Inc. (herein the "Corporation").


                                   ARTICLE II
                           Registered Office and Agent

         The address of the Corporation's registered office in the State of Nevada is 613 Saddle River Court, Henderson, Nevada 89015. The name of the Corporation's registered agent at such address is Inc.Plan of Nevada.


                                   ARTICLE III
                                     Powers

         The purpose for which the Corporation is organized is to transact all lawful business for which corporations may be incorporated pursuant to the laws of the State of Nevada. The Corporation shall have all the powers of a corporation organized under the Nevada Revised Statutes.


                                   ARTICLE IV
                                      Term

         The Corporation is to have perpetual existence.


                                    ARTICLE V
                                  Capital Stock

         A. Number and Designation. The total number of shares of all classes that this Corporation shall have authority to issue shall be 500,000,000, of which 490,000,000 shall be shares of common stock, par value $0.001 per share ("Common Stock"), and 10,000,000 shall be shares of preferred stock, par value $0.001 per share ("Preferred Stock"). The shares may be issued by the Corporation from time to time as approved by the board of directors of the Corporation without the approval of the stockholders except as otherwise provided in this Article V or the rules of a national securities exchange if applicable. The consideration for subscriptions to, or the purchase of, the capital stock to be issued by a corporation shall be paid in such form and in such manner as the board of directors shall determine. The board of directors may authorize capital stock to be issued for consideration consisting of cash, any tangible or intangible property or any benefit to the corporation, or any combination thereof. In the absence of actual fraud in the transaction, the judgment of the directors as to the value of such consideration shall be conclusive. The capital stock so issued shall be deemed to be fully paid and nonassessable stock upon receipt by the corporation of such consideration. In the case of a stock dividend, the part of the surplus of the Corporation which is transferred to stated capital upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

         A description of the different classes and series (if any) of the Corporation's capital stock, and a statement of the relative powers, designations, preferences and rights of the shares of each class and series (if any) of capital stock, and the qualifications, limitations or restrictions thereof, are as follows:

         B. Undesignated Common Stock. Shares of Common Stock not at the time designated as shares of a particular series pursuant to this Article (V)(B) or any other provision of these Articles of Incorporation may be issued from time to time in one or more additional series or without any distinctive designation. The Board of Directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series. The Board of Directors shall determine the number of shares constituting each series of Common Stock and each series shall have a distinguishing designation.

         C. Common Stock. Except as provided in these Articles or the designation of any series or class of capital stock, the holders of the Common Stock shall exclusively posses all voting power. Subject to the provisions of these Articles, each holder of shares of Common Stock shall be entitled to one vote for each share held by such holders.

         Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class or series of stock having preference over the Common Stock as to the payment of dividends, the full amount of dividends and sinking fund or retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the Common Stock, then dividends may be paid on the Common Stock, and on any class or series of stock entitled to participate therewith as to dividends, out of any assets legally available for the payment of dividends, but only when and as declared by the board of directors of the Corporation.

         In the event of any liquidation, dissolution or winding up of the Corporation, after there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class having preference over the Common Stock in any such event, the full preferential amounts to which they are respectively entitled, the holders of the Common Stock and of any class or series of stock entitled to participate therewith, in whole or in part, as to distribution of assets shall be entitled, after payment or provision for payment of all debts and liabilities of the Corporation, to receive the remaining assets of the Corporation available for distribution, in cash or in kind.

         Each share of Common Stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of Common Stock of the Corporation.

         D. Serial Preferred Stock. Shares of Preferred Stock not at the time designated as shares of a particular series pursuant to this Article (V)(D) or any other provision of these Articles of Incorporation may be issued from time to time in one or more additional series. The Board of Directors may determine, in whole or in part, the preferences, voting powers, qualifications and special or relative rights or privileges of any such series before the issuance of any shares of that series. The Board of Directors shall determine the number of shares constituting each series of Preferred Stock and each series shall have a distinguishing designation.

         Each share of each series of serial preferred stock shall have the same relative powers, preferences and rights as, and shall be identical in all respects with, all the other shares of the Corporation of the same series, except the times from which dividends on shares which may be issued from time to time of any such series may begin to accrue.

         E. Series A Preferred Stock. There shall be a series of Preferred Stock designated as "Series A Preferred Stock," and the number of shares constituting such series shall be 1,000,000. Such series is referred to herein as the "Preferred Stock."

         2. Stated Capital. The amount to be represented in stated capital at all times for each share of Preferred Stock shall be $.001.

         3. Rank. All shares of Preferred Stock shall rank subordinate and junior to all of the Corporation's Common Stock, par value $.001 per share (the "Common Stock"), now or hereafter issued, as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

         4. Dividends. No dividend shall be declared or paid on the Preferred Stock.

         5. No Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of any series of preferred stock, having a priority on liquidation superior to that of the Preferred Stock, the holders of shares of Preferred Stock shall be entitled to participate with the Common Stock in all of the remaining assets of the Corporation available for distribution to its stockholders, ratably with the holders of Common Stock in proportion to the number of shares of Common Stock held by them, assuming for each holder of Preferred Stock on the record date for such distribution that each holder was the holder of record of 100 shares of Common Stock for each share of Preferred Stock then held by such holder. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this Section 5 of Article (V)(E), shall not be deemed to be occasioned by or to include any merger of the Corporation with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the Corporation, or any sale, lease, exchange, or other disposition of all or a part of the assets of the Corporation..

         6. Voting Rights. Except as otherwise required by law, the shares of outstanding Preferred Stock shall have the number of votes equal to the number of votes of all outstanding shares of Common Stock plus one additional vote such that the holders of outstanding shares of Preferred Stock shall always constitute a majority of the voting rights of the Corporation. Except as otherwise required by law or by these Articles of Incorporation, the holders of shares of Common Stock and Preferred Stock shall vote together and not as separate classes.

         7. No Redemption. The shares of Preferred Stock are not redeemable.

         8. Outstanding Shares. For purposes of these Articles of Incorporation, all shares of Preferred Stock shall be deemed outstanding except from the date of registration of transfer, all shares of Preferred Stock held of record by the Corporation or any subsidiary of the Corporation.

         9. Preemptive Rights. The Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.



                                   ARTICLE VI
                                Preemptive Rights

         No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the Corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series, or any unissued bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock or carrying any right to purchase stock that may be issued pursuant to resolution of the board of directors of the Corporation to such persons, firms, corporations or associations, whether or not holders thereof, upon such terms as may be deemed advisable by the board of directors in the exercise of its sole discretion.


                                   ARTICLE VII
                                    Directors

         The business and affairs of the Corporation shall be managed by or under the direction of the board of directors, which shall consist of not fewer than one (1) and nor more than nine (9) directors, the exact number to be determined and increased or decreased from time to time by resolution adopted by the board of directors, providing that the number of directors shall not be reduced to less than one (1).

         In furtherance, but not in limitation of the powers conferred by statute, the board of directors is expressly authorized to do the following:

                  (a) Designate one (1) or more committees, each committee to consist of one or more of the directors of the Corporation and such number of natural persons who are not directors as the board of directors shall designate, which to the extent provided in the Resolution, or in the Bylaws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation.

                  (b) As provide by Nevada Revised Statutes 78.140, without repeating the section in full here, the same is adopted and no contract or other transaction between this Corporation and any of its officers, agents or directors shall be deemed void or voidable solely for that reason. The balance of the provisions of the code section cited, as it now exists, allowing such transactions, is hereby incorporated into this Article as though more fully set forth, and such Article shall be read and interpreted to provide the greatest latitude in its application.

                  (c) Adopt, repeal, alter, amend, restate and rescind the bylaws and these Articles of Incorporation of the Corporation by a resolution adopted by the board of directors without a vote, approval or other action by the stockholders.

                  (d) Increase or decrease the number of issued and outstanding shares of the same class or series held by each stockholder of record at the effective date and time of the change without correspondingly increasing or decreasing the number of authorized shares of the class or series by a resolution adopted by the board of directors, without obtaining the approval of the stockholders.

                  (e) If a proposed increase or decrease in the number of issued and outstanding shares of any class or series would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, then the decrease must be approved by the vote, in addition to any vote required, of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the increase or decrease, regardless of limitations or restrictions on the voting power thereof. The increase or decrease does not have to be approved by the vote of the holders of shares representing a majority of the voting power in each class or series whose preference or rights are adversely affected by the increase or decrease if the Articles of Incorporation specifically deny the right to vote on such an increase or decrease.


                                  ARTICLE VIII
                                 Indemnification

         Any person who was or is a party or is or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to be indemnified by the corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article VIII. Such right of indemnification shall continue as to a person who has ceased to be a director, officer, incorporator, employee, partner, trustee, or agent and shall inure to the benefit of the heirs and personal representatives of such a person. The indemnification provided by this Article VIII shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by any agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.


                                   ARTICLE IX
                       Limitations on Directors' Liability

         A director of the Corporation shall not be personally liable to the Corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer, and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law. If the Nevada Revised Statutes are amended after the date of filing of these Articles to further eliminate or limit the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, as so amended.

         Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.


                                    ARTICLE X
                               Statutory Elections


         A. Election not to be Governed by Nevada Revised Statutes 78.378 to
78.3793 Inclusive. The Corporation hereby elects not to be governed by, and to otherwise opt out of, the provisions of Nevada Revised Statutes 78.378 to 78.3793, inclusive, relating to acquisition of a controlling interest in the Corporation.

         B. Election not to be Governed by Nevada Revised Statutes 78.411 to 78. 444 Inclusive. The Corporation hereby elects not to be governed by, and to otherwise opt out of, the provisions of Nevada Revised Statutes 78.411 to 78.444, inclusive, relating to combinations with interested stockholders.

                                    EXHIBIT C

                        BUSINESS CORPORATION LAW OF UTAH

                   Utah Annotated Code ss. 16-10a-1320 et seq.


16-10a-1320       Notice of dissenters' rights.

         (1) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, the meeting notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting. The notice shall state that shareholders are or may be entitled to asset dissenters' rights under this part. The notice must be accompanied by a copy of this part and the materials, if any, that under this chapter are required to be given the shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as required by this subsection does not affect any action taken at the shareholders' meeting for which the notice was to have been given.

         (2) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10a-704, any written or oral solicitation of a shareholder to execute a written consent to the action contemplated by Section 16-10a-704 must be accompanied or preceded by a written notice stating that shareholders are or may be entitled to asset dissenters' rights under this part, by a copy of this part, and by the materials, if any, that under this chapter would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give written notice as provided by this subsection does not affect any action taken pursuant to Section 16-10a-704 for which the notice was to have been given.

16-10a-1321       Demand for payment Eligibility and notice of intent.

         (1) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

                  (a) must cause the corporation to receive, before the vote is taken, written notice of his intent to demand payment for shares if the proposed action is effectuated; and

                  (b) may not vote any of his shares in favor of the proposed action.

         (2) If a proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized without a meeting of shareholders pursuant to
Section 16-10a-704, a shareholder who wishes to asset dissenters' rights may not execute a writing consenting to the proposed corporate action.

         (3) In order to be entitled to payment for shares under this part, unless otherwise provided in the articles of incorporation, bylaws, or a resolution adopted by the board of directors, a shareholder must have been a shareholder with respect to the shares for which payment is demanded as of the date the proposed corporate action creating dissenters' rights under Section 16-10a-1302 is approved by the shareholders, if shareholder approval is required, or as of the effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

         (4) A shareholder who does not satisfy the requirements of Subsections
(1) through (3) is not entitled to payment for shares under this part.

16-10a-1322       Dissenters' notice.

         (1) If proposed corporate action creating dissenters' rights under
Section 16-10a-1302 is authorized, the corporation shall give a written dissenters' notice to al shareholders who are entitled to demand payment for their shares under this part.

         (2) The dissenters' notice required by Subsection (1) must be sent no later than ten days after the effective date of the corporate action creating dissenters' rights under Section 16-10a-1302, and shall:

                  (a) state that the corporate action was authorized and the effective date or proposed effective date of the corporate action;

                  (b) state an address at which the corporation will receive payment demands and an address at which certificates for certificated shares must be deposited;

                  (c) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

                  (d) supply a form for demanding payment, which form requests a dissenter to state an address to which payment is to be made;

                  (e) set a date by which the corporation must receive the payment demand and by which certificates for certificated shares must be deposited at the address indicated in the dissenters' notice, which dates may not be fewer than 30 nor more than 70 days after the date the dissenters' notice required by Subsection (1) is given;

                  (f) state the requirement contemplated by Subsection 16-10a-1303(3), if the requirement is imposed; and

                  (g) be accompanied by a copy of this part.

16-10a-1323       Procedure to demand payment.

         (1) A shareholder who is given a dissenters' notice described in
Section 16-10a-1322, who meets the requirements of Section 16-10a-1321, and wishes to asset dissenters' rights must, in accordance with the terms of the dissenters' notice:

                  (a) cause the corporation to receive a payment demand, which may be the payment demand form contemplated in Subsection 16-10a-1322(2)(d), duly completed, or may be stated in another writing;

                  (b) deposit certificates for his certificated shares in accordance with the terms of the dissenters' notice; and

                  (c) if required by the corporation in the dissenters' notice described in Section 16-10a-1322, as contemplated by Section 16-10a-1327, certify in writing, in or with the payment demand, whether or not he or the person on whose behalf he asserts dissenters' rights acquired beneficial ownership of the shares before the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under Section 16-10a-1302.

         (2) A shareholder who demands payment in accordance with Subsection (1) retains all rights of a shareholder except the right to transfer the shares until the effective date of the proposed corporate action giving rise to the exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of the corporate action.

         (3) A shareholder who does not demand payment and deposit share certificates as required, by the date or dates set in the dissenters' notice, is not entitled to payment for shares under this part.

                                    EXHIBIT D

                  FORM OF DISSENT AND DEMAND FOR REDEMPTION OF
                 COMMON STOCK OF COMMUNITRONICS OF AMERICA, INC.


Communitronics of America, Inc.
Attn: David R. Pressler
27955 Highway 98, Suite WW,
Daphne, Alabama 36526

         Re:      Dissent and Redemption of Common Stock

Ladies and Gentlemen:

         The undersigned hereby notifies you that he/she/it dissents from the merger of Communitronics of America, Inc., a Utah corporation, with and into its wholly owned subsidiary, Communitronics of America, Inc., a Nevada corporation and demands that you redeem all share of stock of Communitronics of America, Inc. beneficially owned by me as required by Utah Annotated Code ss.16-10a-1320 et seq. I have enclosed with this demand a certificate representing all shares of Communitronics of America, Inc. held of record by me. Payment for such shares shall be sent to the address set forth below my signature.


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          (Signature Exactly as it Appears on the Enclosed Certificate)


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                                    (Address)


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